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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: MARCH 3, 2003
                 Date of Earliest Event Reported: MARCH 3, 2003

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         0-20421                                         84-1288730
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                             12300 LIBERTY BOULEVARD
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 5. OTHER EVENTS.

      See Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of business acquired

          None

      (b) Pro forma financial information

          None

      (c) Exhibit

          99.1 Press Release issued March 3, 2003 by Liberty Media Corporation.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2003

                                LIBERTY MEDIA CORPORATION


                                By: /s/Christopher W. Shean
                                   -----------------------------------------
                                Name:  Christopher W. Shean
                                Title: Senior Vice President and Controller

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                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION

99.1        Press Release issued March 3, 2003 by Liberty Media Corporation.